Exhibit 99.1

Calyon Securities U.S. Airline Conference September 18, 2008 Dave Davis Chief Financial Officer

Forward Looking Statements

Statements in this report that are not purely historical facts, including statements regarding our beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, the ability of Northwest to operate pursuant to the terms of its financing facilities (particularly the related financial covenants), the ability of Northwest to attract, motivate and/or retain key executives and associates, the future level of air travel demand, Northwest's future passenger traffic and yields, the airline industry pricing environment, increased costs for security, the cost and availability of aviation insurance coverage and war risk coverage, the general economic condition of the U.S. and other regions of the world, the price and availability of jet fuel, the war in Iraq, the possibility of additional terrorist attacks or the fear of such attacks, concerns about Severe Acute Respiratory Syndrome (SARS) and other influenza or contagious illnesses, labor strikes, work disruptions, labor negotiations both at other carriers and Northwest, difficulties in integrating the operations of Northwest and Delta following the merger, low cost carrier expansion, capacity decisions of other carriers, actions of the U.S. and foreign governments (including conditions imposed by U.S. or foreign governments to obtain regulatory approval for the merger), foreign currency exchange rate fluctuations and inflation. Other factors include the possibility that the merger may not close, including due to the failure to receive required stockholder or regulatory approvals, or the failure of other closing conditions. Northwest cautions that the foregoing list of factors is not exclusive. Additional information with respect to the factors and events that could cause differences between forward-looking statements and future actual results is contained in Northwest's Securities and Exchange Commission filings, including Northwest's Annual Report on Form 10-K for the year ended December 31, 2007, as amended (the "2007 Form 10-K"), and subsequent quarterly reports on Form 10-Q and current reports on Form 8-K. We undertake no obligation to update any forward-looking statements to reflect events or circumstances that may arise after the date of this release.

Additional Information About the Merger and Where to Find It

In connection with the proposed merger, Delta filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4, as amended, that includes a joint proxy statement of Northwest and Delta, which also constitutes a prospectus of Delta. Northwest and Delta mailed the joint proxy statement/prospectus to their stockholders. Northwest and Delta urge investors and security holders to read the joint proxy statement/prospectus regarding the proposed merger because it contains important information. You may obtain copies of all documents filed with the SEC regarding the proposed merger, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from Northwest's website (www.nwa.com) under the tab "About Northwest" and then under the heading "Investor Relations" and then under the item "SEC Filings and Section 16 Filings." You may also obtain these documents, free of charge, from Delta's website (www.delta.com) under the tab "About Delta" and then under the heading "Investor Relations" and then under the item "SEC Filings."

Northwest, Delta and their respective directors, executive officers and certain other members of management and employees may solicit proxies from Northwest and Delta stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Northwest and Delta stockholders in connection with the proposed merger is set forth in the final proxy statement/prospectus. You can find information about Northwest's executive officers and directors in its Annual Reports on Form 10-K (including any amendments thereto), Current Reports on Form 8-K and other documents subsequently filed with the SEC, as well as in its definitive proxy statement filed with the SEC related to Northwest's 2008 Annual Meeting of Stockholders. You can find information about Delta's executive officers and directors in its Annual Reports on Form 10-K (including any amendments thereto), Current Reports on Form 8-K and other documents subsequently filed with the SEC, as well as in its definitive proxy statement filed with the SEC in connection with Delta's 2008 Annual Meeting of Stockholders. You can obtain free copies of these documents from Northwest and Delta using the contact information above.

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Agenda • Financial and Operating Performance • Current Environment • Northwest / Delta Merger

Second Quarter 2008 Financial Results • $170 million net income excluding unusual items – $80 million net loss excluding impact of out-of-period fuel hedge gains $ mil 2Q08 B/(W) YoY Operating Revenue 3,576 395 Fuel Expense* 1,566 (637) Net Income/(Loss) Incl. Out-of-Period Fuel Hedge Gains** 170 (35) Out-of-Period Fuel Hedge Gains 250 256 Net Income/(Loss) Excl. Out-of-Period Fuel Hedge Gains** (80) (291) * Includes $109M fuel in regional carrier expense and excludes $250M out-of-period fuelhedge gain ** Excludes unusual items 4

Industry Leading Margins • Northwest had the 2nd highest pre-tax margin among network carriers in the second quarter 2Q08 Pre-tax Margin 6.4 (1.2) (2.2) (2.3) (2.4) (3.1) (4.6) (7.1) (7.1) 1.9 Excludes unus ual it ems a nd out-of-p eriod fuel h edge g ains Sourc e: Re port ed r esults per c ompany press releases

Second Quarter Fuel Price Adjusted Margins

- Individual carrier fuel hedge positions can significantly impact results in the short run
  - On a fuel price neutral basis, Northwest's second quarter pre-tax margin of (2.2%) was second best among all carriers



2Q08 Adjusted Pre-tax Margin
(1.2)
(2.2)
(2.4)
(2.8)
(4.3)
(5.0)
(7.5)
(8.6)
(9.4)
(10.6)
nwa
AirTran
Alaska
jetBlue
AA

Excludes unusual items and out-of-period fuel hedge gains
Note: Adjusted pre-tax margin = OA 2Q08 pre-tax margin at NWA 2Q08 fuel price

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Strong Liquidity • As of the end of the second quarter, Northwest’s liquidity remains strongest among network carriers (%)2Q08 Liquidity / LTM Revenue 50 33 27 27 2423 23 21 19 14 Liquidity ($bil) $5.3 $1.2 $3.5 $0.8 $0.6 $3.4 $5.3 $4.3 $2.3 $2.9 As of 6/30/08 Excludes 3Q08 industr y liquidity raising events (eg. UA aircraft financing, US equity offering, etc . ) Liquidity = Unrestricted Cas h + Undrawn facilities + for NWA, $255M remaining in tax trust fund established in 2002

Strong Balance Sheet

- **Capitalization ratios among the strongest of all network carriers**


2Q08 Net Debt / LTM EBITDAR
N/M
3.9
4.0
4.8
5.3
7.4
7.5
7.7
8.3
8.5
SOUTHWEST
Alaska
nwa
jetBlue
AA
AirTran

As of 6/30/08
NWA Net Debt = Balance sheet debt and capital leases + PV aircraft lease - unrestricted cash
Other Airlines Net Debt = Balance sheet debt and capital leases + 7x annual aircraft rent - unrestricted cash
EBITDAR excludes non-recurring expenses and impact of 2Q08 out-of-period fuel hedge gains

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Operational Performance • Northwest is running the most reliable network – Among the industry leaders in completion factor, departure performance, lost luggage ratio and fewest customer complaints year-to-date through July Completion Factor July YTD Departure Perf. July YTD M ishandled Bags (D/0 -%) (per 1,000 passengers) Continental 99.08% Northwest 65.4% Northwest 3.92 Northwest 99.02% US Airways 64.8% Continental 4.36 US Airways 98.47% Delta 62.5% United 5.33 Delta 98.27% American 52.6% US Airways 5.41 United 97.15% United 52.2% Delta 5.98 American 96.20% Continental 48.2% American 6.46 Sourc e: DOT

Agenda • Financial and Operating Performance • Current Environment • Northwest / Delta Merger

Capacity Reductions • Northwest is implementing previously announced 2nd half 2008 capacity reductions – Fourth quarter mainline capacity reduced by 8.5% -9.5% versus 2007 2008 vs. 2007 – Percent change Capacity (ASMs) Q3 Q4 Domestic Mainline (10%) – (11%) (18%) – (19%) International +9% – +10% +2% – +3% Mainline (1.5%) – (2.5%) (8.5%) – (9.5%) Regionals +50% – +55% +50% – +55% Domestic Consolidated (2%) – (3%) (7%) – (8%) System Consolidated +2% – +3% (3%) – (4%)

Fuel Environment • Although still high, fuel prices have moderated Historical Crude Oil Price $50 $75 $100 $125 $150 l il ~$2.2B decrease in annuaoperatng expense $145 / bbl $91 / bb$ / bbl Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Au g-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Au g-08 Sep-08

Fuel Hedges • Northwest has hedged approximately 70% of its remaining 2008 jet fuel requirements and approximately 41% of its first quarter 2009 requirements – Combination of collars and swaps on crude oil and jet fuel 1% of Fuel Requirement Hedged Estimated NW Jet Fuel Price (Based on forward price as of 9/16) 80.3% 70.8% 67.9% 41.3% $3.67 $3.31 $3.32 $3.11 Se ptember 3Q08 4Q08 1Q0 9 September 4Q08 FY 2008 1Q09 1Hedg e adjust ed fuel price i ncludi ng trans port ation cos ts

Strong Outlook • Domestic consolidated unit revenue improvement resulting from the capacity reductions and fare actions is very favorable • First and second checked bag fees are performing well Domestic Consolidated PRASM vs. 2007 New Checked Bag Fee Revenues (Daily Revenues) ~ 18% -20% August 31st $370K ~ 13% -15% ~ 9% -11% September 7th $420K 7.3% September 14th $493K August September 3Q08 4Q08 Annualized $150M -$200M

Strong Outlook • Northwest projected third quarter results 1Third Quarter Financial Outlook Op. Margin +4.0% – +5.0% Pre-tax Income $60M – $100M Pre-tax Margin +1.5% – +2.5% 13Q08 outlook excludes impac t of unus ual it ems and out-of-period fuel hedges

Enhanced Liquidity • Northwest is taking action to strengthen its industry leading liquidity position – Unrestricted liquidity as of September 12 was $3.3 billion Recently Completed Actions Actions Currently Underway • $180 million aircraft / spare engine • Selling 14 surplus aircraft financing facility closed in July • Finalizing documentation on • Two amendments to bank credit additional liquidity initiatives facility – In April, waived fixed charge covenant test until 2Q09 with gradual ramp-in thereafter – In September, made various changes to allow facility to remain after DL merger • Credit card processing agreement extended by two years with no holdbacks expected

Agenda • Financial and Operating Performance • Current Environment • Northwest / Delta Merger

Northwest / Delta Merger The Northwest / Delta merger is on track with closing expected in the fourth quarter of 2008 – Shareholder vote scheduled on September 25 – Post merger organizational structure of the executive team that will lead the new airline has been announced – 26 planning teams at work preparing for a seamless integration of the airlines post closing – Annual synergies now expected to be approximately $2 billion by 2012 – One-time integration costs of approximately $600 million over three years

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Appendix GAAP to Non-GAAP Reconciliation

GAAP to Non-GAAP Reconciliation Slide 4: Second Quarter 2008 Financial Results (In millions) 2Q 2008 2Q 2007 B/(W) YoY Operating Revenue $ 3,576 $ 3,181 $ 395 Fuel $ 1,207 $ 855 $ (352) Regional Ca rri er Fuel 109 80 (29) Out-of-Period Fuel Hedge Gains / (Losses) Excluded 250 (6) (256) Fuel Expense $ 1,566 $ 929 $ (637) Net income / (loss) $ (377) $ 2,149 $ (2,526) Excluding unusual items: Reorganization items, net -1,944 (1,944) Goodwill and other impairment Step 2 adjustments (547) -(547) A Net Income / (Los s) Incl. Out-of-Period Fuel Hedge Gains / (Losses) $ 170 $ 205 $ (35) Excluding Out-of-Period Fuel Hedge Gains / (Losses): B Out-of-Period Fuel Hedge Gains / (Losses) 250 (6) 256 A -B Net Income / (Los s) Excl. Out-of-Period Fuel Hedge Gains / (Losses) $ (80) $ 211 $ (291)

GAAP to Non-GAAP Reconciliation Slide 5: Industry Leading Margins 2Q08 Pre-Tax Margin (In millions) A B C A - B - C Three Months Ended June 30, 2008 Three Months Ended Goodwill and Other Out-of-Period Excluding Goodwill June 30, 2008 Impairment Step 2 Fuel Hedge and Other Impairment (as reported) Adjustments Adjustment Step 2 Adjustments Operating revenues $ 3,576 $ -$ -3,576 $ Operating expenses 3,876 548 (250) 3,578 Operating income (loss) (300) (548) 250 (2) Operating margin (8.4%) (0.1%) Other income (expense) (291) (213) -(78) Income (l oss) before income taxes $ (591) (761)$ $ 250 $ (80) 2Q08 Pre-Tax Margin (2.2) %

GAAP to Non-GAAP Reconciliation Slide 7: Strong Liquidity 2Q08 Liquidity / LTM Revenue (%) (In millions) Liquidity June 30, 2008 Cash and cash equivalents $ 3,216 Unrestricted short-term investme nts 40 Undrawn faciliti es - Funded tax trust 255 $ 3,511 LTM Revenue LTM Ended 2Q 1Q 4Q 3Q June 30, 2008 2008 2008 2007 2007 LTM operating revenue ended June 30, 2008 $ 13,177 $ 3,576 $ 3,127 $ 3,096 $ 3,378 2Q08 Liquidity / LTM Revenue (%) 27%

GAAP to Non-GAAP Reconciliation Slide 8: Strong Balance Sheet 2Q08 Net Debt / LTM EBITDAR (In millions) Net Debt June 30, 2008 Long-Term Debt $ 7,363 Long-Term Obligations Unde r Capital Leases 127 7,490 Present Value of Leases 2,193 9,683 Cash and cash equivalents (3,216) Unrestricted short-term investme nts (40) Net Debt $ 6,427 LTM EBITDAR LTM Ended 2 Q 1Q 4 Q 3Q June 30, 2008 200 8 2008 200 7 2007 Operating Income $ (3,807) $ (300) $ (4,053) $ 87 $ 459 Items excluded: Deprecia tion and amortization * 1,143 745 148 128 122 Aircraft re nt 374 94 93 94 93 Goodwill and other indefinite-lived i ntangible i mpairment charges 3,841 (76) 3,917 -- Out-of-perio d fuel hedge gains (250) (250) --- Reliability incentive program expense 31 6 -13 12 Total items excluded 5,139 519 4,158 235 227 EBITDAR excludes non-recurring expens es and out-of-period fuel hedge gains $ 1,332 $ 219 $ 105 $ 322 $ 686 2Q08 Net Debt / LTM EBITDAR 4.8 * Deprecia tion and amortization includes $642M related to impairment charges recorded during 1Q08 and 2Q08

GAAP to Non-GAAP Reconciliation Slide 14: Strong Outlook Domestic Consolidated PRASM vs. 2007 (In millions) One Month Ended August 31, 2008 One Month Ended August 31, 2007 Domestic consolidated passenger revenue 724$ 684 $ Domestic consolidated scheduled availa ble seat miles 4 ,803 4,876 Domestic consolidated passenger revenue per ASM (PRASM) 1 5.07 ¢ 14.04 ¢ Domestic Consolidated PRASM vs. 2007 7.3%